Exhibit 99.3

April 23, 2017 Vince Forlenza Chairman and CEO
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BD Announces Agreement to Acquire Bard

I am delighted to announce that we have signed an agreement to acquire Bard, a global industry leader highly regarded for their innovative, life-enhancing medical technologies. The combined company will be uniquely positioned to improve both the integrated process of care and the treatment of disease, allowing us to offer more comprehensive, clinically relevant solutions to customers and patients around the world.

Based nearby our Franklin Lakes headquarters in Murray Hill, New Jersey, Bard has about $3.7 billion in annual revenue with nearly 16,000 employees worldwide across 38 countries. Many of you may be familiar with Bard and their leading products in vascular access segments (PICCs, midlines and drug delivery ports), urology, oncology and surgery.

The combination of BD and Bard will create new opportunities to build on our leadership position in medication management and infection prevention with an expanded offering of solutions across the care continuum, while increasing our opportunities in fast growing clinical areas, including peripheral vascular therapy, oncology, and bio-surgery. We believe Bard, already one of the fastest growing medical technology companies in emerging markets, will benefit from BD’s leading global capabilities and infrastructure to further accelerate growth outside of the U.S., creating more opportunities for patients and clinicians around the world to benefit from Bard’s product technology.

What makes the combination so compelling is not just WHAT Bard offers in their portfolio, but HOW they bring their products to market – through a uniquely agile innovation system and a deep focus on clinical and economic evidence to support Bard’s products. We are confident that by joining Bard’s expertise in improving clinical outcomes with BD’s capabilities in strategic selling, informatics and solutions delivery, the combined organization will be an even stronger partner for healthcare providers, who are increasingly focused on delivering better outcomes at a lower total cost.

BD and Bard are a strong fit both strategically and culturally. In fact, you don’t have to look further than each company’s mission – our purpose of Advancing the World of Health, and Bard’s vision of Advancing Lives and the Delivery of Health Care – to see how well-aligned we are. For more than a century, both companies have earned strong reputations for delivering superior results and evolving with the healthcare industry to address customers’ unmet needs. I look forward to welcoming Bard’s talented employees as we plan to bring our two companies together.

This agreement is only possible because of your hard work and dedication to BD’s transformation over the past two years and the tireless efforts you made to integrate CareFusion, improve efficiency and strengthen our systems and processes. We’ll be drawing on all of our integration experience and leveraging the significant investments we’ve already made as we work with Bard to develop a comprehensive integration plan. I’m also very pleased to share that Bill Tozzi will lead the integration of Bard, working with senior members of both BD and Bard. We will name a new WW President for Medication and Procedural Solutions in the coming weeks.

We expect the transaction to close in the fall of 2017, at which time we will create a new, third segment for BD – Interventional — where the Bard businesses will report both operationally and financially. Until then, it is important to remember that it is business as usual, and both BD and Bard will continue to operate as separate companies. I ask that you remain focused on doing the jobs you do so well and on delivering the highest quality products and services our customers and partners have come to expect from us.

We look forward to discussing this exciting news with you in more detail during a special Town Hall meeting tomorrow, Monday, April 24, at 10:30 a.m. ET. We will share the meeting details in a separate calendar invite.

Once again, thank you for all of your continued hard work. We are thrilled with today’s news and look forward to embarking on BD’s next chapter together.

FORWARD-LOOKING STATEMENTS

This letter contains certain estimates and other “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements generally are accompanied by words such as “will”, “expect”, “outlook” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” or other similar words, phrases or expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the estimated or anticipated future results of BD, and of the combined company following BD’s proposed acquisition of Bard, the anticipated benefits of the proposed combination, including estimated synergies, the expected timing of completion of the transaction and other statements that are not historical facts. These statements are based on the current expectations of BD and Bard management and are not predictions of actual performance.

These statements are subject to a number of risks and uncertainties regarding BD and Bard’s respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the ability of the parties to successfully complete the proposed acquisition on anticipated terms and timing, including obtaining required shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations and other conditions to the completion of the acquisition, (ii) risks relating to the integration of Bard’s operations, products and employees into BD and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe, (iii) the outcome of any legal proceedings related to the proposed acquisition, (iv) access to available financing including for the refinancing of BD’s or Bard’s debt on a timely basis and reasonable terms, (v) the ability to market and sell Bard’s products in new markets, including the ability to obtain necessary regulatory product registrations and clearances, (vi) the loss of key senior management or other associates; the anticipated demand for BD’s and Bard’s products, including the risk of future reductions in government healthcare funding, changes in reimbursement rates or changes in healthcare practices that could result in lower utilization rates or pricing pressures, (vii) the impact of competition in the medical device industry, (viii) the risks of fluctuations in interest or foreign currency exchange rates, (ix) product liability claims, (x) difficulties inherent in product development, including the timing or outcome of product development efforts, the ability to obtain regulatory approvals and clearances and the timing and market success of product launches, (xi) risks relating to fluctuations in the cost and availability of raw materials and other sourced products and the ability to maintain favorable supplier arrangements and relationships, (xii) successful compliance with governmental regulations applicable to BD, Bard and the combined company, (xiii) changes in regional, national or foreign economic conditions, (xiv) uncertainties of litigation, and (xv) other factors discussed in BD’s and Bard’s respective filings with the Securities and Exchange Commission.

The forward-looking statements in this document speak only as of date of this document. BD and Bard undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

IMPORTANT INFORMATION FOR INVESTORS

In connection with the proposed transaction, BD will file with the SEC a registration statement on Form S-4 that will constitute a prospectus of BD and include a proxy statement of Bard. BD and Bard also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by BD and Bard with the SEC at the SEC’s website at www.sec.gov. In addition, you will be able to obtain free copies of these documents by phone, e-mail or written request by contacting the investor relations department of BD or Bard at the following:

Becton, Dickinson and Company	C.R. Bard, Inc.
1 Becton Drive	730 Central Avenue
Franklin Lakes, New Jersey 07417	Murray Hill, New Jersey 07974
Attn: Investor Relations	Attn: Investor Relations
1-(800)-284-6845	1-(908)-277-8065

PARTICIPANTS IN THE SOLICITATION

BD and Bard and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about BD’s directors and executive officers is available in BD’s proxy statement dated December 15, 2016, for its 2017 Annual Meeting of Shareholders. Information about Bard’s directors and executive officers is available in Bard’s proxy statement dated March 15, 2017, for its 2017 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the acquisition when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from BD or Bard as indicated above.

NO OFFER OR SOLICITATION

This letter shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.